Exhibit 24.1

                                POWER OF ATTORNEY

         The undersigned directors and officers of Carbon Energy Corporation (the "Company") hereby appoint and authorize Patrick R. McDonald and Kevin D. Struzeski, and each of them, as true and lawful attorneys-in-fact and agents:
(1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) to such Registration Statement, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock relating to and plan interests in the Carbon Energy Corporation 401(k) Profit Sharing Plan and any other securities relating to that Plan; and
(2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         Pursuant to the requirements of the Securities Act, the following persons in the capacities and on the dates indicated have signed this registration statement.

SIGNATURE                                  TITLE                      DATE

s/ Patrick R. McDonald          Director and President         October 30, 2000
---------------------------     (Principal Executive Officer)
Patrick R. McDonald

/s/ Kevin D. Struzeski          Treasurer and                  October 30, 2000
----------------------------    Chief Financial Officer
Kevin D. Struzeski              (Principal Financial
                                and Accounting Officer

/s/ Cortlandt S. Dietler        Director                       October 30, 2000
---------------------------
Cortlandt S. Dietler

/s/ David H. Kennedy            Director                       October 30, 2000
----------------------------
David H. Kennedy

/s/ Bryan H. Lawrence           Director                       October 30, 2000
---------------------------
Bryan H. Lawrence

/s/ Peter A. Leidel             Director                       October 30, 2000
----------------------------
Peter A. Leidel

/s/ Harry A. Trueblood, Jr.     Director                       October 30, 2000
----------------------------
Harry A. Trueblood, Jr.